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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 24, 2004
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                               Clarus Corporation
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             (Exact name of registrant as specified in its charter)


           Delaware                     0-24277                 58-1972600
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                    Identification No.)



One Landmark Square, 22nd Floor, Stamford Connecticut                   06901
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         (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (203) 428-2000
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                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)


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ITEM 5. Other Events and Required FD Disclosure.

         On June 24, 2004, immediately following the Company's Annual Meeting of Stockholders, Mr. Burtt R. Ehrlich, an independent Director, was appointed to serve on the Company's Audit Committee of the Board of Directors. Mr. Ehrlich replaces Mr. Tench Coxe who did not stand for re-election as a director of the Company and whose service as a director, therefore ended on June 24, 2004.

         .



                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2004

CLARUS CORPORATION

By:  /s/ Nigel P. Ekern
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         Nigel P. Ekern,
         Chief Administrative Officer